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SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Natrol, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
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NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311

May 9, 2003

Dear Shareholder:

        You are cordially invited to attend the Annual Meeting (the "Annual Meeting") of Shareholders of Natrol, Inc., a Delaware corporation (the "Company"), to be held on Thursday, June 12, 2003, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California.

        The Annual Meeting has been called for the purpose of:

  1.
  electing two Class II Directors for a three-year term; and

  2.
  considering and voting upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 25, 2003 as the record date for determining shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        The Board of Directors of the Company recommends that you vote "FOR" the election of the nominees of the Board of Directors as Directors of the Company.

        IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

Sincerely,

Elliott Balbert Chairman, Chief Executive Officer and President

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 12, 2003

        NOTICE IS HEREBY Given that the Annual Meeting (the "Annual Meeting") of Shareholders of Natrol, Inc. (the "Company") will be held on June 12, 2003, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California for the purpose of considering and voting upon:

1.
The election of two Class II Directors for a three-year term.

2.
Such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

        The Board of Directors has fixed the close of business on April 25, 2003 as the record date for determining the shareholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of the Company's common stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.

        In the event that a quorum is not present at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.

By Order of the Board of Directors

Laura Moore Secretary
Chatsworth, California May 9, 2003

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY VOTE IN PERSON IF YOU WISH, EVEN IF YOU HAVE PREVIOUSLY RETURNED YOUR PROXY CARD.

NATROL, INC.
21411 Prairie Street
Chatsworth, CA 91311
(818) 739-6000

PROXY STATEMENT
ANNUAL MEETING OF SHAREHOLDERS
To Be Held on June 12, 2003

Solicitation of Proxies

        This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Natrol, Inc. (the "Company") for use at the Annual Meeting of Shareholders of the Company to be held on June 12, 2003, at 8:30 a.m., local time, at its Corporate Headquarters, 21411 Prairie Street, Chatsworth, California, and any adjournments or postponements thereof (the "Annual Meeting").

Information about the Annual Meeting

        At the Annual Meeting, the shareholders of the Company will be asked to consider and vote upon the following matters:

  1.
  The election of two Class II Directors each for a three-year term, such term to continue until the annual meeting of shareholders in 2006, and until their respective successor is duly elected and qualified.

  2.
  Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

        The Notice of Annual Meeting, Proxy Statement and Proxy Card are first being mailed to shareholders of the Company on or about May 9, 2003 in connection with the solicitation of proxies for the Annual Meeting. The Board of Directors has fixed the close of business on April 25, 2003 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Annual Meeting (the "Record Date"). Only holders of record of the Company's common stock (the "Common Stock") at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were approximately 12,876,820 shares of Common Stock outstanding and entitled to vote at the Annual Meeting and 29 shareholders of record. Each holder of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter submitted at the Annual Meeting.

Voting by Proxy

        The presence, in person or by proxy, of holders of at least a majority of the total number of shares of Common Stock outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Both abstentions and broker non-votes (as described below) will be counted as present in determining the presence of a quorum. A plurality of votes cast at the Annual Meeting is sufficient to elect a director. Abstentions and broker non-votes will be disregarded in determining the "votes cast" for purposes of electing directors and will not, therefore, affect the outcome. A "broker non-vote" is a proxy from a broker or other nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote the shares which are the subject of the proxy on a particular matter with respect to which the broker or other nominee does not have discretionary voting power.

        Shareholders of the Company are requested to complete, date, sign and return the accompanying Proxy Card in the enclosed envelope. Shares of Common Stock represented by properly executed proxies received by the Company and not revoked will be voted at the Annual Meeting in accordance with the instructions contained therein. If instructions are not given therein, properly executed proxies will be voted "FOR" the election of the nominees for Director listed in this Proxy Statement. It is not anticipated that any matters other than the election of Class II Directors will be presented at the Annual Meeting. If other matters are presented, proxies will be voted in accordance with the discretion of the proxy holders.

Revoking a Proxy

        Any properly completed proxy may be revoked at any time before it is voted on any matter (without, however, affecting any vote taken prior to such revocation) by giving written notice of such revocation to the Secretary of the Company, or by signing and duly delivering a proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, revoke a proxy.

        The Annual Report to Shareholders of the Company as filed on Form 10-K, including financial statements for the year ended December 31, 2002, is being mailed to shareholders of the Company concurrently with this Proxy Statement. The Annual Report, however, is not a part of the proxy solicitation material.

PROPOSAL I
ELECTION OF DIRECTORS

        The Board of Directors of the Company currently consists of six members and is divided into three classes with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by the Company's shareholders at each annual meeting. Dennis Griffin, a former Class II Director, resigned from his position on the Board in July 2002. The Board replaced Mr. Griffin with Mr. Gordon F. Brunner. Additionally, the board filled the vacant Class II Director seat in April 2003 with Mr. Ronald J. Consiglio.

        At the Annual Meeting, two Class II Directors will be elected to serve until the annual meeting of shareholders in 2006 and until such Director's successor is duly elected and qualified. The Board of Directors has nominated Vernon Brunner and Ronald J. Consiglio for re-election as Class II Directors. Unless otherwise specified in the proxy, it is the intention of the person named in the proxy to vote the shares represented by each properly executed proxy for the re-election of Vernon Brunner and Ronald J. Consiglio as Directors. The nominees have agreed to stand for election and to serve, if elected, as Directors. However, if a person nominated by the Board of Directors fails to stand for election or is unable to accept election, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

        THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE ELECTION OF THE NOMINEES OF THE BOARD OF DIRECTORS AS CLASS II DIRECTORS OF THE COMPANY.

INFORMATION REGARDING DIRECTORS

        Set forth below is certain information regarding the Directors of the Company, including the Class II Directors who have been nominated for the election at the Annual Meeting, based on information furnished by him to the Company.

Name	Age	Director Since
Class I—Term Expires 2005
Dennis R. Jolicoeur	54	1996
Gordon F. Brunner(1)(2)	63	2002
Class II—Term Expires 2006
Vernon Brunner*(1)(2)	62	2001
Ronald J. Consiglio*(1)	59	2003
Class III—Term Expires 2004
Elliott Balbert	57	1980
Dennis DeConcini(1)(2)	65	1999

*
Nominee for election or re-election.

(1)
Member of Audit Committee.

(2)
Member of the Compensation Committee.

        The principal occupation and business experience for at least the last five years for each Director of the Company and each nominee is set forth below.

        Elliott Balbert founded the Company in 1980 and has served as the Company's Chairman of the Board, Chief Executive Officer and President since its inception.

        Vernon Brunner has served as a director of the Company since March 2001. He is the President of Brunner Marketing Solutions, a marketing consulting firm. Mr. Brunner retired in 2001 from Walgreen Co., a drugstore retailer, which he joined in 1962. Prior to his retirement, he served on Walgreen's Board of Directors and was its Executive Vice President—Marketing. Mr. Brunner currently serves as a director of First Midwest Bancorp, Inc. and Remington Products Co., LLC.

        Dennis DeConcini has served as a director of the Company since December 1999. He is currently a partner in the lobbying firm of Parry, Romani and DeConcini, P.C., as well as a partner of the law firm DeConcini McDonald Yetwin & Lacy, P.C. Mr. DeConcini served as a United States Senator from Arizona from 1977 to 1995. He currently serves as a director of Schuff Steel International, Larex, Inc. and Forensic Technology Inc.

        Gordon F. Brunner has served as a director of the Company since September 30, 2002. Mr. Brunner is retired from Procter & Gamble after a 40-year career. He served as Chief Technology Officer in charge of Procter & Gamble's Global Research and Development, and also was a member of the Board of Directors. Mr. Brunner currently is also on the boards of the Hartz Corporation; Iams Imaging, LLC; and Third Wave Technologies.

        Dennis R. Jolicoeur joined the Company as Chief Financial Officer, Treasurer and Executive Vice President in July 1996 and has served as a director of the Company since that date. From October 1993 to June 1996, Mr. Jolicoeur was a principal of Gardiner & Rauen, Inc., an investment-banking firm. In 1980 Mr. Jolicoeur founded Lighthouse Press, Inc. ("Lighthouse"), and actively managed Lighthouse until 1989. In 1993, Mr. Jolicoeur and other investors acquired Naiman Printing, Inc. ("Naiman"). Mr. Jolicoeur became President of each of Lighthouse and Naiman in August 1994 following the dismissal of the then-acting President of each company. Naiman and Lighthouse filed voluntary petitions under Chapters 7 and 11, respectively, of the federal bankruptcy code in September 1996. Lighthouse emerged from bankruptcy in March 1999, whereupon Mr. Jolicoeur resigned all positions with the company.

        Ronald J. Consiglio has served as a director of the Company since April 24, 2003. Mr. Consiglio is currently a managing partner of Synergy Trading, a securities trading partnership. From 1998 to 2001 he was with Trading Edge, Inc. in the role of Executive Vice President and Chief Financial Officer. From 1993 to 1998 he carried out the position of Chief Executive Officer at Angeles Mortgage Investment Trust. He currently serves as a director of Metropolitan West Funds.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

        The Board of Directors of the Company held four (4) meetings during 2002. No director attended fewer than 75% of the total number of meetings of the Board of Directors and of Committees of the Board of Directors on which he served during 2002.

The Audit Committee

        The Company has a standing Audit Committee which recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants the Company's annual operating results, considers the adequacy of the internal accounting procedures, and considers the effect of such procedures on the accountants' independence. The Audit Committee, which currently consists of Messrs. V. Brunner, G. Brunner, D. DeConcini, and R. Consiglio (as of April 24, 2003), held five (5) meetings during 2002. The current members of the Audit Committee are "independent" as that term is defined by Rule 4200(a)(15) of the listing standards of the National Association of Securities Dealers.

The Compensation Committee

        The Compensation Committee reviews and recommends the compensation arrangements for officers and other senior level employees, reviews general compensation levels for other employees as a group, determines the options or stock to be granted to eligible persons under the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended, and takes such other action as may be required in connection with the Company's compensation and incentive plans. The Compensation Committee, which consists of Messrs. V. Brunner, G. Brunner, and DeConcini, held two (2) meetings during 2002.

The Nominating Committee

        The Board of Directors of the Company has not established a nominating or similar committee.

Compensation of Directors

        Directors are currently paid a fee of $2,000 for each meeting attended. Under the Company's Stock Option Plan, each non-employee director receives an option to purchase 30,000 shares of Common Stock upon his or her initial election to the Board. Each such option is for a term of ten years and vests over a three-year period.

AUDIT COMMITTEE REPORT

        In accordance with its written charter adopted by the Board of Directors, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. During fiscal year 2002, the Audit Committee met five (5) times.

        On December 10, 2002, the Audit Committee of the Board of Directors of Natrol informed Ernst & Young, LLP, ("Ernst & Young") the Company's independent public accountants for the fiscal year ended December 31, 2001, of its decision to no longer engage Ernst & Young as the Company's independent public accountants. On December 10, 2002, the Company engaged Deloitte & Touche, LLP ("Deloitte & Touche") to serve as the Company's independent public accountants for the fiscal year ended December 31, 2002.

        During all fiscal years audited by Ernst and Young, there were no disagreements with Ernst & Young on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to Ernst & Young's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

        The Audit Committee obtained from the independent auditors the written disclosures and letter required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," and discussed with both Ernst & Young and Deloitte and Touche their independence from the Company and its management. The Audit Committee also considered whether the auditors' provision of non-audit services to the Company is compatible with the their independence.

        The Audit Committee has discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

        The Audit Committee reviewed the audited financial statements of the Company for the fiscal year ended December 31, 2002, with management and the independent auditors. While the Audit Committee oversees the Company's financial reporting process for the Board of Directors consistent with the audit committee charter, management has primary responsibility for this process including the Company's system of internal control, and for the preparation of the Company's consolidated financial statements in accordance with generally accepted accounting principles. In addition, the Company's independent auditors and not the Audit Committee are responsible for auditing those financial statements.

        Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 for filing with the Securities and Exchange Commission. The Audit Committee also recommended the reappointment of Deloitte and Touche, LLP as the Company's independent auditors and the Board concurred in such recommendation.

Respectfully submitted by the 2002 Audit Committee,

Vernon Brunner
Dennis DeConcini
Gordon F. Brunner, Chair

Fees Paid to Independent Auditors

        The Company has selected Deloitte & Touche as the independent auditors for the Company for the fiscal year ending December 31, 2002. Prior to December 10, 2002, the Company engaged Ernst & Young as its independent auditors. Ernst & Young reviewed the Company's financial statements for the first three quarters of 2002.

        Audit Fees.    As of December 31, 2002, Deloitte & Touche had not yet billed the Company for audit services. During the fiscal year ended December 31, 2001, and December 31, 2002, the aggregate fees billed for professional services rendered by Ernst & Young for the audit of the Company's annual financial statements and, in 2002, the review of its quarterly financials amounted to $118,450 and $26,995 respectively.

        Audit Related Fees.    As of April 15, 2003, Deloitte & Touche had billed the Company $95,000 related to its audit of the Company's 2002 annual financial statements.

        Tax fees.    As of December 31, 2002, Deloitte & Touche had not yet billed the Company for tax services. The aggregate fees billed for tax services in the fiscal years ending December 31, 2001 and December 31, 2002 by Ernst & Young amounted to $57,209 and $3,500 respectively. As of April 15, 2003, Deloitte & Touche had billed the Company $31,736 related to tax services for the 2002 year.

        All Other Fees.    No other fees other than audit or tax preparation fees were paid the either Deloitte & Touche or Ernst & Young during the years ended December 31, 2002 and 2001.

        The Audit Committee has considered whether the provision of services by its auditors is compatible with maintaining the independence of each audit firm.

        All of the hours spent on the preparation of the annual financial statements are attributable to work performed by full time employees of Deloitte & Touche or Ernst & Young, respectively.

EXECUTIVE OFFICERS

        The names and ages of the current executive officers of the Company and the principal occupation and business experience for at least the last five years for each are set forth below as of December 31, 2002.

Name	Age	Position
Elliott Balbert	57	Chairman of the Board, Chief Executive Officer and President
Dennis R. Jolicoeur	54	Chief Financial Officer, Treasurer, Executive Vice President and Director
Gary P. De Mello	48	Chief Operating Officer
David Laufer	61	Vice President and General Counsel

        Mr. Balbert's biographical information is set forth under the section "Information Regarding Directors."

        Mr. Jolicoeur's biographical information is set forth under the section "Information Regarding Directors."

        Mr. De Mello joined the Company in June 1992 as Operations Manager. In 1995 Mr. De Mello became Director of Operations and in 1997 became Vice President of Operations. In July 2003 Mr. De Mello was promoted to Chief Operating Officer. Prior to joining the Company, Mr. De Mello was the Director of Purchasing for Tree of Life, Inc., a marketer and distributor of natural and specialty foods.

        Mr. Laufer joined the Company as Vice President and General Counsel in March 2003. Prior to joining the Company, Mr. Laufer served in many key partner positions with the law firms of Riordan & McKinzie, Kindel & Anderson, and Arter and Hadden. Mr. Laufer also served on the Natrol Board of Directors until his retirement from the Board in 2000.

EXECUTIVE COMPENSATION

Summary Compensation

        The following table sets forth information concerning compensation for services rendered in all capacities awarded to, earned by or paid to the Company's Chief Executive Officer, each of the Company's other executive officers (the "Named Executive Officers") who earned in excess of $100,000 during each of the fiscal years ended December 31, 2002.

	Annual Compensation			Long Term Compensation Awards
Compensation
Name and Principal Position				All Other Securities Options(#)
	Year	Salary($)	Bonus($)		($)(1)
Elliott Balbert, Chairman Chief Executive Officer and President	2002 2001 2000	600,000 300,000 600,000	— — —	— —	38,836 37,175 36,495
Dennis R. Jolicoeur, Chief Financial Officer	2002 2001 2000	250,000 250,000 250,000	27,750 5,000 —	100,000 475,000 101,000	— — —
Gary P. De Mello, Chief Operating Officer	2002 2001 2000	250,000 250,000 221,656	27,750 5,000 —	100,000 75,000 101,000	— — —
Jon Denis, President(2) Prolab Nutrition	2002 2001 2000	300,000 300,000 300,000	5,000 —	—	3,000 6,000 6,000
Ehtisham Rabbani(3)	2002 2001	177,615 240,000	— —	— —	— —

(1)
In 2002, Mr. Balbert received $33,254.76 in life insurance benefits and $5,582.00 in benefits for the use of a Company car; in 2001, Mr. Balbert received $32,968 in life insurance benefits and $4,217 in benefits for the use of a Company car; in 2000, Mr. Balbert received $32,595 in life insurance benefits and $3,900 in benefits for the use of a Company car; in 2002, Mr. Denis received a car allowance of $6,000.

(2)
On July 1, 2002, Mr. Denis resigned his position as Vice President of Natrol to assume the position of President of Prolab Nutrition, Inc., a wholly owned subsidiary of Natrol. Upon his resignation, Mr. Dennis ceased being a Named Executive Officer of Natrol.

(3)
On June 28, 2002, Mr. Rabbani resigned his position as Vice President of Natrol. Upon his resignation, Mr. Rabbani ceased being a Named Executive Officer of Natrol and compensation within this table represents compensation during the period from January 1, 2002 through June 28, 2002.

Option Grants

        The following table sets forth certain information concerning the individual grant of options to purchase Common Stock to the Named Executive Officers of the Company who received such grants during 2002.

Option Grants in Last Fiscal Year

	Individual Grants
					Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(3)
			Percent of Total Options Granted to Employees in Fiscal Year
	Number of Securities Underlying Options Granted(#)(1)
				Exercise or Base Price Per ($/Sh)(2)
Name					Expiration Date	5%($)	10%($)
Dennis R. Jolicoeur	100,000	(4)	14.3%	1.35	5/28/12	84,901	215,155
Gary P. De Mello	100,000	(4)	14.3%	1.35	5/28/12	84,901	215,155

(1)
Vesting of options is subject to the continuation of each employee's service relationship with the Company. The options terminate ten years after the grant date, subject to earlier termination in accordance with the Option Plan and the applicable option agreement.

(2)
The exercise price equals the fair market value of the stock as of the grant date as determined by the Board of Directors.

(3)
This column shows the hypothetical gain or option spreads of the options granted based on assumed annual compound stock appreciation rates of 5% and 10% over the full 10-year term of the options. The 5% and 10% assumed rates of appreciation are mandated by the rules of the Securities and Exchange Commission and do not represent the Company's estimate or projection of future Common Stock prices. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise of the option or the sale of the underlying shares, or reflect nontransferability, vesting or termination provisions. The actual gains, if any, on the exercises of stock options will depend on the future performance of the Common Stock.

(4)
Shares vest quarterly over three years commencing on August 28, 2002 and ending on May 28, 2005.

Option Exercises and Option Values.

        The following table sets forth information concerning the number and value of unexercised options to purchase Common Stock of the Company held by the Named Executive Officers of the Company who held such options on December 31, 2002. None of the Named Executive Officers of the Company exercised any stock options during 2002.

Aggregated Option Exercises in Last Fiscal Year
and Fiscal Year-End Option Values

	Number of Securities Underlying Unexercised Options at December 31, 2002(#)(1)		Value of Unexercised In-the-Money Options at December 31, 2002($)(1)
Name
	Exercisable	Unexercisable	Exercisable	Unexercisable
Dennis Jolicoeur(2)	530,167	145,833	—	—
Gary P. DeMello(3)	376,000	145,000	—	—
Jon Denis(4)	425,167	20,833	—	—

1)
Based on the last reported sale price on the Nasdaq National Market on December 31, 2001 of $1.15 less the option exercise price.

2)
6,250 shares vested or will vest on February 21, 2003 and every three months thereafter until November 21, 2003; 25,000 shares vest ed on February 1, 2003; 6,250 shares vested or will vest on February 1, 2003 and every three months thereafter until May 1, 2003; 8,333 shares vested or will vest on February 28, 2003 and every three months thereafter until May 28, 2005.

3)
20,000 shares vested on April 8, 2003; 6,250 shares vested or will vest on February 21, 2003 and every three months thereafter until November 21, 2003; 6,250 shares vested or will vest on February 1, 2003 and every three months thereafter until May 1, 2003; 8,333 shares vested or will vest on February 28, 2003 and every three months thereafter until May 28, 2005; and 2,083 vest on January 27, 2003 and 2084 vest on April 27, 2003.

4)
10,416 shares vested on February 21, 2003 and 10,417 shares will vest on May 21, 2003.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION

        The Compensation Committee of the Board consists of Dennis DeConcini, Vernon Brunner, and Gordon F. Brunner.

        The Compensation Committee establishes salaries, incentives and other forms of compensation for officers of the Company and administers the incentive compensation and benefit plans of the Company. These plans include the Company's Amended and Restated 1996 Stock Option and Grant Plan, as amended and its 1998 Employee Stock Purchase Plan. The members of the Compensation Committee have prepared the following report on the Company's executive compensation policies and philosophy for current and future compensation.

General

        Compensation packages generally include base salary, performance based bonuses, executive benefits, and stock options. The salary and bonus components of the compensation of the Company's executive officers are designed to work together to fulfill a number of compensation objectives including: attracting and retaining well qualified executive officers who will enhance the performance of the Company; rewarding management for the attainment of short and long-term objectives; aligning the interests of management with those of the Company's shareholders; and relating executive compensation to the Company's financial performance and the achievement of corporate goals.

        The Compensation Committee believes that tenure and the level of responsibility assumed by individual executives should be reflected in the establishment of base salary amounts. Base salaries should also be competitive and the Compensation Committee has attempted to set the base salaries of its executive officers to be competitive within the nutritional supplement industry and other consumer products companies that would be seeking executives with similar experience to that of the Company's executive officers.

        Additionally, the Compensation Committee believes that performance-based incentives that align the goals of individual executives with those of the Company and its shareholders are of key importance. Accordingly, a material portion of each executive officer's compensation is tied to a bonus compensation program that is related to the overall financial performance of the Company.

        In reviewing the incentive compensation of the Company's executives for 2002, the Compensation Committee took into consideration the Company's financial performance and concluded that limited incentive compensation should be awarded the Company's Named Executive Officers, including its President.

Stock Options

        Each corporate officer, other than the Chief Executive Officer, is the holder of options or stock that vest over time. Such options are intended to increase executive officers' equity interests in the Company, providing executives with the opportunity to share in the future value they are responsible for creating as well as to directly align the interests of the Company's executive officers with those of the shareholders.

Compensation of the Chief Executive Officer

        The Compensation Committee determined the 2002 base salary of Elliott Balbert, the Company's Chief Executive Officer, based upon several factors, including Mr. Balbert's leadership, industry knowledge and experience, the Company's history of growth under his leadership, and the Company's historical practices and internal salary structures. The Compensation Committee also reviewed compensation of other CEOs in the nutritional supplements industry and other similarly situated companies.

        In considering Mr. Balbert's 2002 bonus compensation, the Compensation Committee generally looked at the same principal factors used to establish the bonus compensation of the Company's other executive officers, taking into particular consideration the Company's financial performance as it relates to absolute corporate earnings growth and the growth in earnings per share. Mr. Balbert was not awarded a bonus for the year 2002 principally because of the Company's financial performance. Mr. Balbert was not granted stock options in 2002 in light of his existing stock ownership in the Company.

        In summary, the Compensation Committee is committed to attracting, motivating and retaining executives who will help the Company meet the increasing challenges of the nutritional supplement industry. The Compensation Committee intends to continue to review, establish and implement compensation policies that are consistent with competitive practices, are based on the Company's and the executives' performance and permit the Company to attract, motivate and retain executives who will benefit the Company and assist in the effect to build corporate and shareholder value.

Respectfully submitted,

The Compensation Committee

Vernon Brunner, Chair
Gordon F. Brunner
Dennis DeConcini

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        Since 1997, all executive officer compensation decisions have been made by the Compensation Committee. The members of the Compensation Committee were Messrs. DeConcini, V. Brunner, and G. Brunner for the fiscal year ended December 31, 2002. None of these members is, or has been, an officer or employees of the Company.

SHAREHOLDER RETURN PERFORMANCE GRAPH

        Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Company's Common Stock, with the total return of companies included within the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index, and a peer group of companies for the period commencing July 1998 and ended December 2002. For its peer group, the Company chose those companies listed as part of the Adams, Harkness & Hill Healthy Living Index. Included in the index are Gaiam, Inc. (GAIA), Gardenburger, Inc. (GBUR), Garden Fresh Restaurants (LTUS), Green Mountain Coffee (GMCR), Hain Celestial (HAIN), Hauser Inc. (HAUS), Horizon Organic (HCOW), Mannatech, Inc. (MTEX), Natural Alternatives International. (NAII), Nature's Sunshine Products (NATR), NBTY, Inc. (NBTY), NuSkin Enterprises (NUS), Nutraceutical, Inc. (NUTR), Pharmaprint, Inc. (PPRT), Pure World, Inc. (PURW), Twinlab Corp (TWLB), United Natural Foods, Inc. (UNFI), USANA, Inc. (USNA), Weider Nutrition (WNI), Whole Foods Markets (WFMI) and Wild Oats Markets (OATS). The calculation of total cumulative return assumes a $100 investment in the Company's Common Stock, the Standard & Poor's Small Cap 600 Market Index, the Standard & Poor's 500 Index, the Russell 2000 Small Cap Index and the Adams, Harkness & Hill Healthy Living Index on July 22 1998, the date of the Company's initial public offering, and the reinvestment of all dividends..

Comparison of 5 Year Cumulative Total Return
Assumes Initial Investment of $100
December 2002

TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH

		July 1998	1998	1999	2000	2001	2002
Natrol, Inc.	Return % Cum $	$100.00	$-33.33 66.67	$-36.36 42.43	$-78.57 9.09	$67.67 15.24	$-54.27 6.97
S & P 500	Return % Cum $	$100.00	$10.41 110.41	$21.05 133.65	$-9.10 121.48	$-11.88 107.04	$-22.10 83.38
S & P SMALLCAP 600	Return % Cum $	$100.00	$0.71 100.71	$12.40 113.20	$11.80 126.56	$6.54 134.83	$-14.62 115.12
RUSSELL 2000	Return % Cum $	$100.00	$-5.84 94.16	$21.36 114.27	$-2.91 110.95	$2.63 113.87	$-20.49 90.53
Peer Group Only	Return % Cum $	$100.00	$-17.13 82.87	$-27.68 59.93	$-19.69 48.13	$41.25 67.98	$9.38 74.36
Peer Group + NTOL	Return % Cum $	$100.00	$-17.45 82.55	$-27.85 59.57	$-20.75 47.20	$41.36 66.73	$9.08 72.78

PRINCIPAL AND MANAGEMENT STOCKHOLDERS

        The following table sets forth certain information regarding beneficial ownership of Common Stock as of April 25, 2001 based on representations to the Company by each director and Named Executive Officer. The table also sets forth certain information regarding the ownership of Common Stock by each person or "group" (as that term is defined in Section 13(d)(3) of the Securities Exchange Act of 1934) known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock. Unless otherwise indicated below, to the knowledge of the Company, all persons listed below have sole voting and investment power with respect to their shares of Common Stock, except to the extent authority is shared by spouses under applicable law.

	Shares Beneficially Owned
Name of Beneficial Owner (1)
	Number	Percent
Elliott Balbert (2)	6,029,500	41.7%
TA Associates Group (3)	2,160,000	14.9%
Gruber and McBaine Capital Management, LLC (4)	832,700	5.8%
Dennis R. Jolicoeur (5)	597,625	4.1%
Gary P. DeMello (6)	453,523	3.1%
Jon Denis (7)	456,968	3.2%
Dennis DeConcini (9)	99,523	*
Vernon Brunner (10)	50,000	*
Gordon Brunner (11)	7,500	*
All executive officers and directors as a group (seven persons) (12)	7,239,753	53.2%

*
Less than 1%

(1)
The address of the TA Associates Group is High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Mr. McLane is c/o TA Associates, Inc., High Street Tower, Suite 2500, 125 High Street, Boston, MA 02110-2720. The address of Gruber McBaine Capital, Inc. is 50 Osgood Place Penthouse, San Francisco, Ca. 94133. The address of all other listed stockholders is c/o Natrol, Inc., 21411 Prairie Street, Chatsworth, CA 91311.

(2)
Includes 5,724,500 shares owned by the Balbert Family Trust, a revocable trust of which Mr. Balbert and his wife, Cheryl Balbert, are trustees and of which Mr. and Mrs. Balbert and other members of their family are the beneficiaries. Also includes 305,000 shares of Common Stock owned by Mr. Balbert's daughter, of which Mr. Balbert disclaims beneficial ownership.

(3)
Includes (i) 1,368,000 shares of Common Stock owned by Advent VII L.P., (ii) 630,000 shares of Common Stock owned by Advent Atlantic and Pacific III L.P., (iii) 136,800 shares of Common Stock owned by Advent New York L.P., and (iv) 25,200 shares of Common Stock owned by TA Venture Investors L.P., Advent VII L.P., Advent Atlantic and Pacific III L.P., Advent New York L.P., and TA Venture Investors L.P. are part of an affiliated group of investment partnerships referred to, collectively, as the TA Associates Group. The general partner of Advent VII L.P. is TA Associates VII L.P. The general partner of Advent Atlantic and Pacific III L.P. is TA Associates AAP III Partners L.P. The general partner of Advent New York L.P. is TA Associates VI L.P. The general partner of each of TA Associates VII, L.P., TA Associates VI L.P. and TA Associates AAP III Partners, L.P. is TA Associates, Inc. In such capacity, TA Associates, Inc. exercise sole voting and investment power with respect to all of the shares held of record by the named investment partnerships, with the exception of those shares held by TA Venture Investors L.P., individually, no stockholder director or officer of TA Associates, Inc. is deemed to have or share such voting or investment power. Principals and employees of TA Associates, Inc.

(4)
Based solely on Schedule 13-G/A filed on behalf of Gruber McBaine Capital Management, LLC on March 31, 2003.

(5)
Includes 792 shares of stock owned by Mr. Jolicoeur and 596,833 shares of Common Stock, which may be purchased upon the exercise of stock options with 60 days of April 25, 2003. Excludes 79,167 shares of Common which may be acquired pursuant to unvested stock options, of which 12,500 shares vest in quarterly installments of 6,250 through November 2003; and 66,667 shares vest quarterly installments of 8,333 through August, 2005.

(6)
Includes 11,690 shares of Common Stock owned by Mr. DeMello and 441,833 shares of Common Stock, which may be purchased within 60 days of April 25, 2003 upon the exercise of stock options. Excludes 79,167 shares of Common which may be acquired pursuant to unvested stock options, of which 12,500 shares vest in quarterly installments of 6,250 through November 2003; and 66,667 shares vest quarterly installments of 8,333 through August, 2005.

(7)
Includes 10,968 shares of Common Stock owned by Mr. Denis and 446,000 shares of Common Stock which may be purchased by Mr. Denis within 60 days of April 25, 2003.

(8)
Includes 64,523 shares of Common Stock owned by Mr. DeConcini and 35,000 shares of Common Stock, which may be purchased by Mr. DeConcini within 60 days of April 25, 2003. Excludes 10,000 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,500 shares through June 2004.

(9)
Includes 50,000 shares of Common Stock, which may be purchased within 60 days of April 25, 2003 upon the exercise of stock options.

(10)
Includes 7,500 shares of common stock which may be purchased within 60 days of April 25,2003. Excludes 22,500 shares of Common Stock, which may be acquired pursuant to unvested stock options, which vest in quarterly installments of 2,500 shares through September, 2005.

(11)
Includes 1,577,166 shares of Common Stock, which may be purchased within 60 days of April 25, 2003 upon the exercise of stock options. Excludes 190,834 shares of Common, which may be acquired pursuant to unvested stock options.

MARKET VALUE

        On December 31, 2002, the closing price of a share of the Company's Common Stock on the Nasdaq National Market was $1.15.

EXPENSES OF SOLICITATION

        The Company will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain Directors, officers and regular employees of the Company (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram or personal interview. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares held of record by them and such custodians will be reimbursed for their expenses.

SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2004 ANNUAL MEETING OF SHAREHOLDERS

        Stockholder proposals submitted pursuant to Rule 14a-8 of the Securities Exchange Act of 1934 intended to be presented at the Company's annual meeting of shareholders must be received by the Company on or before January 9, 2004 in order to be considered for inclusion in the Company's proxy statement and form of proxy for that meeting. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in the Company's proxy statement and form of proxy. Any stockholder proposals intended to be presented at the Company's annual meeting of shareholders, other than a stockholder proposal submitted for inclusion in the Company's Proxy Statement as described above, must be received in writing by the Company at its principal executive office not less than 75 days or more than 120 days prior to the first anniversary of the date of the preceding year's annual meeting together with all supporting documentation required by the Company's By-laws. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be so delivered not later than the later of (i) the 15th day after the date of public announcement of the date of such meeting or (ii) the 75th day prior to the scheduled date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority. Any such proposal should be mailed to: Secretary, Natrol, Inc., 21411 Prairie Street, Chatsworth, California 91311.

COMPLIANCE WITH 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

        Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of the Company's outstanding shares of Common Stock (collectively, "Section 16 Persons"), to file initial reports of ownership and reports of changes in ownership with the Securities and Exchange Commission and Nasdaq. Section 16 Persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

        Based solely on the Company's review of the copies of such forms received by it, or written representations from certain Section 16 Persons that no Section 16(a) reports were required for such persons, the Company believes that for the fiscal year ended December 31, 2001, the Section 16 Persons complied with all Section 16(a) filing requirements applicable to them except that: (i) Mr. DeConcini inadvertently failed to file a Form 4 with the SEC to report the purchase of shares of the Company's Common Stock; (ii) Mr. G. Brunner inadvertently failed to file a Form 3 with the SEC to report his initial statement of beneficial ownership of Securities within the required timeframe.

OTHER MATTERS

        The Board of Directors does not know of any matters other than those described in this Proxy Statement, which will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the discretion of the proxy holders.

        WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, YOU ARE REQUESTED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

By Order of the Board of Directors

Laura Moore SECRETARY

Chatsworth, California
May 9, 2003

CONSENT TO OBTAIN FUTURE STOCKHOLDER-RELATED MATERIALS
ELECTRONICALLY INSTEAD OF BY MAIL

Natrol, Inc. (the "Company") stockholders may consent to receive future materials through the internet instead of receiving copies through the mail. The Company is offering this service to provide added convenience to its stockholders, to reduce printing and mailing costs and to help preserve our environment.

To take advantage of this option, stockholders must subscribe to an internet service provider that offers access to the world wide web. Costs normally associated with electronic access, such as usage and telephone charges, will be the responsibility of the stockholder.

To elect this option, go to the website http://www.econsent.com/ntol. Stockholders who elect this option will be notified each year by electronic mail how to access the stockholder-related materials and how to vote their shares on the internet.

If you consent to receive the Company's future stockholder-related materials electronically, your consent will remain in effect unless it is withdrawn by calling, writing or electronically mailing our Transfer Agent, EquiServe Trust Company, N.A. (EquiServe), at 1-877-282-1168; P.O. Box 43068, Providence, RI 02940-3011; www.equiserve.com. Also, if while this consent is in effect you decide you would like to receive a hard copy of any electronically posted stockholder-related materials, you may call, write or electronically mail our Transfer Agent.

You may access Natrol, Inc.'s
current Annual Report to Shareholders at:
www.natroline-ntol.com

DETACH HERE

ZNTRC2

PROXY CARD

NATROL, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF NATROL, INC.
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON THURSDAY, JUNE 12, 2003

        The undersigned hereby constitutes and appoints Elliott Balbert and Laura Moore, or either of them, as Proxies each with full power of substitution, and hereby authorizes each of them to represent and to vote all shares of Common Stock of Natrol, Inc. (the "Company") held of record by the undersigned as of the close of business on Wednesday, April 25, 2003, at the Annual Meeting of Stockholders (the "Annual Meeting") to be held at its Corporate Headquarters, 21411 Prairie St., Chatsworth, CA 91311 at 8:30 a.m., local time on Thursday, June 12, 2003, and at any adjournment or postponement thereof.

This proxy, when properly executed and returned in a timely manner, will be voted at this Annual Meeting and any adjournment or postponement thereof in the manner described herein. If no direction is given, the proxy will be voted "FOR" the nominee of the Board of Directors listed in Proposal 1. In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting and any adjournment or postponement thereof. A stockholder wishing to vote in accordance with the Board of Directors' recommendations need only sign and date this proxy and return it in the enclosed envelope.

        The undersigned hereby acknowledge(s) receipt of a copy of the accompanying Notice of Annual Meeting of Stockholders, the Proxy Statement with respect thereto and the Company's Annual Report to Stockholders and hereby revoke(s) any proxy or proxies heretofore given. This proxy may be revoked at any time before it is exercised.

SEE REVERSE SIDE	PLEASE VOTE, DATE AND SIGN ON REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.	SEE REVERSE SIDE

NATROL, INC.

C/O EQUISERVE Trust Company, N.A.
P.O. BOX 8694
EDISON, NJ 08818-8694

Voter Control Number

Your vote is important. Please vote immediately.

Vote-by-Internet
1.	Log on to the Internet and go to http://www.eproxyvote.com/ntol
2.	Enter your Voter Control Number listed above and follow the easy steps outlined on the secured website.

If you vote over the Internet, please do not mail your card.

DETACH HERE

ZNTRC1

☒	Please mark votes as in this example.
The Board of Directors recommends a vote "FOR" the election of the nominees of the Board of Directors of the Company.
1.
Election of (01) Vernon Brunner and (02) Ronald J. Consiglio as Class II Directors to hold office for three-year terms until the 2006 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.
☐ FOR ☐ WITHHELD
2.	In their discretion, the Proxies are each authorized to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

MARK HERE IF YOU PLAN TO ATTEND THE MEETING ☐
MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT ☐

Please sign exactly as your name(s) appear(s) herein. All holders must sign. When signing in a fiduciary capacity, please indicate full title as such. If a corporation or partnership, please sign in full corporate or partnership name by authorized person stating his or her title or authority.
PLEASE SIGN, DATE AND PROMPTLY MAIL YOUR PROXY.
Signature:	Date:
Signature:	Date:

QuickLinks

EXECUTIVE OFFICERS
Comparison of 5 Year Cumulative Total Return Assumes Initial Investment of $100 December 2002
TABLE OF POINTS PLOTTED ON PERFORMANCE GRAPH
CONSENT TO OBTAIN FUTURE STOCKHOLDER-RELATED MATERIALS ELECTRONICALLY INSTEAD OF BY MAIL